Thrivent Series Fund, Inc.

Supplement to

Prospectus, Thrivent Large Cap Growth Portfolio Summary Prospectus,

and Thrivent Large Cap Stock Portfolio Summary Prospectus

each dated April 30, 2018

Prospectus and Summary Prospectus Text Changes

1.

Effective September 30, 2018, Lauri Brunner has been named the portfolio manager of Thrivent Large Cap Growth Portfolio, and Darren M. Bagwell is no longer a portfolio manager for the Portfolio. The following replaces similar information found in the “Summary Section” under the heading “Portfolio Manager(s)” for Thrivent Large Cap Growth Portfolio and in the “Management” section under the heading “Portfolio Management” for Thrivent Large Cap Growth Portfolio:

Lauri Brunner is primarily responsible for the day-to-day management of the Fund, and she has served as portfolio manager of the Portfolio since September 2018. Ms. Brunner has been with Thrivent Financial since 2007 and currently is a Senior Equity Portfolio Manager.

2.

Effective September 30, 2018, Lauri Brunner has been named a portfolio manager of Thrivent Large Cap Stock Portfolio, and Darren M. Bagwell is no longer a portfolio manager for the Portfolio. Kurt J. Lauber, CFA and Noah J. Monsen, CFA will continue to serve as portfolio managers of the Portfolio. The following replaces similar information found in the “Summary Section” under the heading “Portfolio Manager(s)” for Thrivent Large Cap Stock Portfolio and in the “Management” section under the heading “Portfolio Management” for Thrivent Large Cap Stock Portfolio:

Kurt J. Lauber, CAF, Noah J. Monsen, CFA and Lauri Brunner are jointly and primarily responsible for the day-to-day management of the Portfolio. Mr. Lauber has served as a portfolio manager of the Portfolio since March 2013. Mr. Monsen has served as a portfolio manager of the Portfolio since April 2018. Ms. Brunner has served as a portfolio manager of the Portfolio since September 2018. Mr. Lauber has been with Thrivent Financial since 2004 and previously served as an associate portfolio manager. Mr. Monsen has been with Thrivent Financial since 2000 and has served in an investment management capacity since 2008. Ms. Brunner has been with Thrivent Financial since 2007 and currently is a Senior Equity Portfolio Manager.

Prospectus Text Changes

1.

In the “More about Investment Strategies and Risks” section under “Information about Certain Non-Principal Investment Strategies” for “In-kind redemptions” the following is added as the second sentence:

In this situation, you would typically receive a pro-rata portion (i.e., a proportionate share) of a Portfolio’s portfolio of holdings.

2.	A new sub-section called “Anti-Money Laundering” is added before “Disclosure of Portfolio Holdings” on page 144:

Anti-Money Laundering

You may be asked to provide additional information in order for the Portfolios to verify your identity in accordance with requirements under anti-money laundering and other laws and regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required or permitted under these and other regulations. Additionally, the Portfolios reserve the right to involuntarily redeem an account in the case of: (i) actual or suspected threatening conduct or actual or suspected fraudulent, illegal or suspicious activity by the account owner or any other individual associated with the account; or (ii) the failure of the account owner to provide information to the Portfolios or any other authorized Portfolio agent related to opening the accounts.

The date of this Supplement is September 25, 2018.

Please include this Supplement with your Prospectus or Summary Prospectus.

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